UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21539

First Trust Senior Floating Rate Income Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
For the Six Months Ended
November 30, 2018

First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Letter from the Chairman and CEO
November 30, 2018
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Senior Floating Rate Income Fund II (the “Fund”), which contains detailed information about your investment for the six months ended November 30, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I mentioned in my May 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S& P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the same period. After another volatile month, the DJIA climbed 617 points (2.5%) on November 28 to post its biggest one-day gain in eight months and ended November slightly up. The MSCI EAFE Index ended November slightly down.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019, however at their November meeting, they announced no additional rate hike. Analysts and investors will be watching to see whether the Fed raises rates again in December.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE”
As of November 30, 2018 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FCT
Common Share Price	$11.85
Common Share Net Asset Value (“NAV”)	$13.73
Premium (Discount) to NAV	(13.69)%
Net Assets Applicable to Common Shares	$366,529,592
Current Monthly Distribution per Common Share(1)	$0.0600
Current Annualized Distribution per Common Share	$0.7200
Current Distribution Rate on Common Share Price(2)	6.08%
Current Distribution Rate on NAV(2)	5.24%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Return
	6 Months Ended 11/30/18	1 Year Ended 11/30/18	5 Years Ended 11/30/18	10 Years Ended 11/30/18	Inception (5/25/04) to 11/30/18
Fund Performance(3)
NAV	0.54%	3.27%	4.52%	10.95%	4.26%
Market Value	-6.14%	-2.87%	1.98%	12.02%	2.88%
Index Performance
S&P/LSTA Leveraged Loan Index	1.00%	3.47%	3.68%	8.52%	4.71%

(1)	Most recent distribution paid or declared through 11/30/2018. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 11/30/2018. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund’s sub-advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund’s portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE” (Continued)
As of November 30, 2018 (Unaudited)
Credit Quality (S&P Ratings)(4)	% of Senior Loans and Other Debt Securities(5)
BBB+	0.1%
BBB-	6.7
BB+	5.6
BB	9.3
BB-	16.0
B+	24.7
B	23.5
B-	11.4
CCC+	0.4
CCC	1.7
D	0.4
Not Rated	0.0*
Privately rated(6)	0.2
Total	100.0%

Top 10 Issuers	% of Senior Loans and other Securities(5)
Bausch Health Companies, Inc. (Valeant)	4.0%
Portillo’s Holdings, LLC	3.0
Multiplan, Inc. (MPH)	2.9
Stars Group Holdings B.V. (Amaya)	2.6
Reynolds Group Holdings, Inc.	2.5
Dell International, LLC	2.4
AlixPartners, LLP	2.4
Caesars Resort Collection, LLC	2.2
Asurion, LLC (fka Asurion Corporation)	2.1
DJO Finance, LLC (ReAble Therapeutics Finance, LLC)	2.0
Total	26.1%
Industry Classification	% of Senior Loans and Other Securities(5)
Health Care Providers & Services	14.5%
Hotels, Restaurants & Leisure	13.8
Software	10.6
Pharmaceuticals	8.4
Diversified Financial Services	6.1
Life Sciences Tools & Services	5.4
Media	3.6
Insurance	3.2
Containers & Packaging	2.9
Food & Staples Retailing	2.5
Technology Hardware, Storage & Peripherals	2.4
Health Care Equipment & Supplies	2.1
Diversified Consumer Services	2.1
Professional Services	2.0
Auto Components	2.0
Commercial Services & Supplies	1.7
Building Products	1.7
Food Products	1.6
Capital Markets	1.5
Diversified Telecommunication Services	1.4
Chemicals	1.4
Electric Utilities	1.1
Industrial Conglomerates	1.1
Health Care Technology	1.0
Aerospace & Defense	0.9
Household Products	0.7
Entertainment	0.7
Household Durables	0.7
Oil, Gas & Consumable Fuels	0.6
Specialty Retail	0.6
Independent Power and Renewable Electricity Producers	0.4
Semiconductors & Semiconductor Equipment	0.3
Construction Materials	0.3
Construction & Engineering	0.3
Machinery	0.3
Trading Companies & Distributors	0.1
Personal Products	0.0*
Energy Equipment & Services	0.0*
Total	100.0%

*	Amount is less than 0.1%.

(4)	The ratings are by Standard & Poor’s except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(5)	Percentages are based on long-term positions. Money market funds are excluded.
(6)	Represents Senior Loans privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

Portfolio Commentary
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2018 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 15 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of November 30, 2018, the First Trust Leveraged Finance Team managed or supervised approximately $4.54 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds, one UCITS fund and a series of unit investment trusts on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Senior Vice President, Senior Portfolio Manager
Scott D. Fries, CFA – Senior Vice President, Portfolio Manager
Commentary
First Trust Senior Floating Rate Income Fund II
The primary investment objective of First Trust Senior Floating Rate Income Fund II (“FCT” or the “Fund”) is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”). Under normal market conditions, at least 80% of the Fund’s Managed Assets are generally invested in lower grade debt instruments. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
Market Recap
During the six-month period ended November 30, 2018, economic growth, low unemployment, and strong consumer sentiment have led to asset prices increasing. However, the effects of these positive developments were dampened by fears surrounding increasing interest rates. Meanwhile, global economic growth concerns were fueled by fears of a trade war during the period. Over the period, the equity market, measured by the S&P 500® Index, was up 3.02%. Interest rates, as measured by the 10-year U.S. Treasury bond finished the period at 2.99% as of November 30, 2018, up from 2.86% at the start of the six-month period. The senior loan market, as measured by the S&P/LSTA Leveraged Loan Index (the “Index”), was up 1.00% in the period, and the high-yield bond market as measured by the ICE BofAML US High Yield Constrained Index, was up 0.19%.
In the senior loan market, spreads over 3-month London Interbank Offered Rate (“LIBOR”) increased 58 basis points (“bps”) during the six-month period to L+437 bps. This is slightly favorable to the pre-credit crisis average spread of L+372 bps (measured from December 1997 to June 2007) but is inside the long-term average spread of L+515 bps (measured from December 1997 to November 2018). Lower quality senior loans outperformed higher quality senior loans during the six-month period, which was a continuation of the trend in the prior year. CCC rated issues returned 1.94%, outperforming the 1.31% return of B rated issues, and outperforming the 0.59% return of BB rated issues in the same period. The average price of senior loans, as measured by the Index, declined in the same period from $98.35 to $96.78.
Default Rates
The last 12 months (“LTM”) default rate within the Index entered the period at 2.12% and ended the period at 1.61%. The current LTM default rate remains well below the 2.98% long-term average default rate for the asset class (measured from March 1999 to November 2018). We continue to believe the low default rate is reflective of the relatively sound financial condition of most companies, the lack of near-term debt maturities, and the strong backdrop of a healthy macroeconomic environment.
Performance Analysis
The Fund generated a net asset value (“NAV”) return1 of 0.54% and a market price return1 of -6.14%, while the Index returned 1.00% over the period. The Fund’s market price return was negatively impacted by the Fund’s discount to NAV widening over the six-month period. At the start of the period, the Fund’s market price was at a -7.54% discount to NAV and moved to a -13.69% discount to NAV
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2018 (Unaudited)
by the end of the period, a widening of 615 bps. This widening was experienced by most closed-end funds in the market and may have been driven by investors selling prior to year-end for tax purposes.
From an income perspective, the monthly distribution rate remained unchanged during the period. The monthly distribution rate stands at $0.0600 per share. The annualized distribution rate as of November 30, 2018, assuming a $0.0600 per share monthly distribution rate, was 5.24% at NAV and 6.08% at market price.
The largest contributing factor to the Fund’s performance relative to the Index over the period was the Fund’s selection within the food service industry. The Fund’s holdings in multiple restaurant groups positively impacted returns during the period. Additionally, the Fund’s overweight position and asset selection within the pharmaceuticals industry contributed positively to returns as certain drug manufacturers held by the Fund reported strong financial results during the period. Another positive contributor to the Fund’s performance was its position within a toy manufacturing company whose debt saw recovery from distressed levels after unexpectedly filing for bankruptcy.
More than offsetting these contributing factors was the Fund’s use of leverage as senior loan returns underperformed the cost of borrowing during the period. The Fund’s leverage began the period at 29.32% and ended the period at 29.86%. Additionally, the Fund’s asset selection within the electronics/electrical industry negatively impacted returns due to the underperformance of an enterprise software company held by the Fund and overweight position within the home furnishings industry which underperformed.
The Fund’s LTM default rate by par amount outstanding was 0.19% at month-end. The Fund experienced one default in a senior secured loan during the LTM period. This compares to 15 issuers within the Index that defaulted during the same period. Since the First Trust Leveraged Finance Investment Team began managing the Fund in October 2010, the Fund has experienced 10 defaults, which compares to 91 within the Index during the same period.
Market and Fund Outlook
Near the end of November 2018, the Federal Reserve (the “Fed”) used more dovish language in their public statements concerning the potential for more interest rate hikes. We believe this is a signal that the Fed intends to slow the rate of increase to the target federal funds rate and to take a more accommodative stance with respect to monetary policy which would likely result in LIBOR staying relatively flat as we move into 2019, in our opinion.
We remain confident that the favorable backdrop for the macro economy will persist for the near to intermediate term and that we are in a healthy part of the economic cycle to own senior loans and high-yield bonds. Importantly, the default rate for senior loans remains low, at 1.61% and we believe it is likely to remain low given the overall health of the U.S. economy. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments
November 30, 2018 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) – 136.5%
	Aerospace & Defense – 1.3%
$631,487	Science Applications International Corp., Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor	4.09%	10/31/25	$626,752
2,807,715	Transdigm, Inc., Term Loan F, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.84%	06/09/23	2,734,012
1,533,096	Transdigm, Inc., Tranche E Term Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.84%	05/30/25	1,492,285
				4,853,049
	Alternative Carriers – 0.7%
2,678,397	Level 3 Financing, Inc., Tranche B 2024 Term Loan, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.56%	02/22/24	2,643,257
	Application Software – 8.2%
1,625,143	CCC Information Services, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.35%	04/26/24	1,603,203
952,715	Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.75% Floor	5.59%	07/01/24	944,779
4,740,660	Infor (US), Inc. (fka Lawson Software, Inc.), Term Loan B-6, 3 Mo. LIBOR + 2.75%, 1.00% Floor	5.14%	02/02/22	4,670,404
2,798,615	Informatica Corporation, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.59%	08/06/22	2,782,299
6,653	Kronos, Inc., Term Loan B, 2 Mo. LIBOR + 3.00%, 0.00% Floor	5.39%	11/01/23	6,547
2,641,212	Kronos, Inc., Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.54%	11/01/23	2,599,243
554,117	Micro Focus International (MA Financeco, LLC), Miami Escrow TL B3, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.84%	06/21/24	541,649
3,742,087	Micro Focus International (MA Financeco, LLC), Seattle Spinco TLB, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.84%	06/21/24	3,657,890
6,992,532	Mitchell International, Inc., 1st Lien Term Loan, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.59%	11/30/24	6,880,652
1,287,481	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	5.94%	04/26/24	1,268,980
5,333,203	RP Crown Parent (JDA Software Group), Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.09%	10/12/23	5,229,899
				30,185,545
	Asset Management & Custody Banks – 2.1%
800,000	First Eagle Investment Management, Term Loan B, 2 Mo. LIBOR + 2.75%, 0.00% Floor	5.14%	12/01/24	794,336
919,294	Harbourvest Partners L.P., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.56%	03/01/25	911,250
210,396	Mondrian Investment Partners Limited, Term Loan B, 3 Mo. LIBOR + 3.00%, 1.00% Floor	5.39%	03/09/20	210,133
1,614,103	Victory Capital Holdings, Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	5.14%	02/15/25	1,611,085
3,994,634	Virtus Investment Partners, Term Loan B, 3 Mo. LIBOR + 2.50%, 0.75% Floor	4.91%	06/01/24	3,989,640
				7,516,444
	Auto Parts & Equipment – 2.5%
5,429,262	Gates Global, LLC, Initial B-2 Dollar Term Loans, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.09%	03/31/24	5,332,893
950,395	Lumileds (Bright Bidco B.V.), Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	5.84%	06/30/24	907,627
1,990,862	Lumileds (Bright Bidco B.V.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	5.89%	06/30/24	1,901,274

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2018 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Auto Parts & Equipment (Continued)
$1,057,707	Tower Automotive Holdings USA, LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.13%	03/07/24	$1,045,807
				9,187,601
	Automotive Retail – 0.3%
991,378	KAR Auction Services, Inc. (Adesa), Term Loan B5, 3 Mo. LIBOR + 2.50%, 0.00% Floor	4.94%	03/09/23	981,772
	Broadcasting – 3.8%
2,671,036	Cumulus Media Holdings, Inc., Exit Term Loan, 1 Mo. LIBOR + 4.50%, 1.00% Floor (d)	6.85%	05/15/22	2,577,550
2,489,627	Gray Television, Inc., Term C Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.85%	11/01/25	2,465,776
34,603	Nexstar Broadcasting, Inc., Mission Term Loan, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.57%	01/17/24	34,179
205,711	Nexstar Broadcasting, Inc., Nexstar Term Loan, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.57%	01/17/24	203,191
8,495,601	Tribune Media Company (fka Tribune Company), Extended Term Loan C, 1 Mo. LIBOR + 3.00%, 0.75% Floor	5.34%	01/27/24	8,456,691
45,522	Tribune Media Company (fka Tribune Company), Term B Loan, 1 Mo. LIBOR + 3.00%, 0.75% Floor	5.34%	12/27/20	45,438
				13,782,825
	Building Products – 2.4%
188,861	Beacon Roofing Supply, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.57%	01/02/25	183,431
62,263	JELD-WEN, Inc., Term Loan B, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.39%	12/07/24	61,641
8,475,412	Quikrete Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.09%	11/15/23	8,292,259
247,418	Resideo Technologies, Inc., Term Loan B, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.49%	10/24/25	245,871
				8,783,202
	Cable & Satellite – 0.8%
980,786	Cablevision (fka CSC Holdings, Inc.), January 2018 Term Loans B-2, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.81%	01/25/26	965,201
323,203	Cablevision (fka CSC Holdings, Inc.), March 2017 Term Loan B-1, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.56%	07/17/25	317,709
407,359	Mediacom Broadband, Term Loan N, 1 Week LIBOR + 1.75%, 0.00% Floor	3.98%	02/15/24	400,230
1,329,500	Virgin Media Investment Holdings Limited, Term Loan K, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.81%	01/15/26	1,311,632
				2,994,772
	Casinos & Gaming – 13.5%
11,831,490	Caesars Resort Collection, LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.09%	12/22/24	11,611,779
5,569,340	CityCenter Holdings, LLC, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	4.59%	04/18/24	5,464,915
143,386	Golden Nugget, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.75% Floor	5.09%	10/04/23	140,984
3,872,195	Golden Nugget, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%, 0.75% Floor	5.19%-5.28%	10/04/23	3,807,336
3,255,311	Las Vegas Sands, LLC, Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor	4.09%	03/27/25	3,202,087
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2018 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Casinos & Gaming (Continued)
$1,467,748	MGM Growth Properties Operating Partnership L.P., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.34%	03/23/25	$1,439,861
1,266,951	Penn National Gaming, Inc., Term Loan B, 2 Mo. LIBOR + 2.25%, 0.00% Floor	4.58%	10/01/25	1,254,813
13,421,653	Stars Group Holdings B.V. (Amaya), Term Loan B, 3 Mo. LIBOR + 3.50%, 0.00% Floor	5.89%	07/28/25	13,359,376
5,411,459	Station Casinos, Inc. (Red Rocks), Term Loan B, 1 Mo. LIBOR + 2.50%, 0.75% Floor	4.85%	06/08/23	5,322,657
3,848,666	VICI Properties (Caesars), Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.31%	12/20/24	3,781,931
				49,385,739
	Coal & Consumable Fuels – 0.4%
1,031,219	Arch Coal, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.09%	03/07/24	1,022,196
308,307	Peabody Energy, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.09%	03/31/25	306,183
				1,328,379
	Commercial Printing – 0.4%
1,355,230	Multi-Color Corp., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.34%	10/31/24	1,334,901
	Construction & Engineering – 0.4%
175,813	Pike Electric, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	5.85%	03/23/25	175,285
1,291,435	Westinghouse Electric (Brookfield WEC Holdings, Inc.), Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor	6.09%	07/31/25	1,286,993
				1,462,278
	Construction Materials – 0.4%
1,639,344	Summit Materials, LLC, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.34%	11/10/24	1,606,557
	Diversified Chemicals – 0.1%
365,658	Ineos US Finance, LLC, 2024 Dollar Term Loan, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.34%	03/31/24	358,231
	Diversified Support Services – 0.8%
3,033,497	Brightview Landscapes, LLC (FKA - Brickman), Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.81%-4.84%	08/15/25	3,014,538
	Electric Utilities – 0.9%
368,438	Dayton Power & Light, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.75% Floor	4.35%	08/24/22	366,828
1,935,227	Vistra Operations Company, LLC (TEX/TXU), 2016 Incremental Term Loan B2, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.59%	12/14/23	1,912,256
997,500	Vistra Operations Company, LLC (TEX/TXU), 2018 Incremental Term Loan B3, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.30%-4.34%	12/31/25	981,919
				3,261,003
	Environmental & Facilities Services – 0.9%
2,947,422	Packers Holdings, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.32%	12/04/24	2,895,842
512,991	Servicemaster Company (The), LLC, Tranche C Term Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.84%	11/08/23	511,493
				3,407,335

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2018 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Food Retail – 1.5%
$2,834,601	Albertson’s, LLC, Term Loan B5, 3 Mo. LIBOR + 3.00%, 0.75% Floor	5.38%	12/21/22	$2,787,207
2,842,856	Albertson’s, LLC, Term Loan B6, 3 Mo. LIBOR + 3.00%, 0.75% Floor	5.69%	06/22/23	2,786,880
				5,574,087
	Health Care Equipment – 2.9%
197,500	Acelity L.P., Inc. (Kinetic Concepts), Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	5.64%	01/31/24	196,513
5,210,491	DJO Finance, LLC (ReAble Therapeutics Finance, LLC), Initial Term Loan, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.59%	06/08/20	5,199,653
5,224,689	DJO Finance, LLC (ReAble Therapeutics Finance, LLC), Initial Term Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor	5.65%	06/08/20	5,213,821
				10,609,987
	Health Care Facilities – 1.3%
1,036,830	Acadia Healthcare Company, Inc., Term Loan B3, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.84%	02/11/22	1,025,165
1,186,642	Acadia Healthcare Company, Inc., Term Loan B4, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.84%	02/16/23	1,173,292
1,699,735	Concentra, Inc. (fka MJ Acquisitions), Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.07%	06/01/22	1,679,559
957,435	Gentiva Health Services, Inc. (Kindred at Home), Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00% Floor	6.13%	06/30/25	955,042
				4,833,058
	Health Care Services – 10.9%
4,136,711	21st Century Oncology Holdings, Inc. (21st Century Oncology, Inc.), Tranche B Term Loan, 3 Mo. LIBOR + 6.13%, 1.00% Floor	8.57%	01/16/23	3,800,603
934,198	Air Medical Group Holdings, Inc. (Global Medical Response), 2018 New Term Loan, 1 Mo. LIBOR + 4.25%, 1.00% Floor	6.56%	03/14/25	905,593
612,981	Air Medical Group Holdings, Inc. (Global Medical Response), Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.57%	04/28/22	584,784
2,839,084	Air Methods Corp. (a/k/a ASP AMC Intermediate Holdings, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	5.89%	04/21/24	2,412,625
4,563,609	CDRH Parent, Inc. (Healogics, Inc.), Initial Term Loan (First Lien), 3 Mo. LIBOR + 4.25%, 1.00% Floor	6.58%	07/01/21	4,152,884
1,254,848	CHG Healthcare Services, Inc., Term Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.34%	06/07/23	1,250,142
2,235,579	CHG Healthcare Services, Inc., Term Loan, 3 Mo. LIBOR + 3.00%, 1.00% Floor	5.53%	06/07/23	2,227,195
3,638,642	Dupage Medical Group (Midwest Physician), Term Loan B, 1 Mo. LIBOR + 2.75%, 0.75% Floor	5.09%	08/15/24	3,556,773
4,189,768	Envision Healthcare Corporation, Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00% Floor	6.09%	10/10/25	4,021,424
810,723	Exam Works (Gold Merger Co, Inc.), Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.59%	07/27/23	808,696
5,236,532	Surgery Centers Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.60%	08/31/24	5,143,583
5,377,052	Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.09%	02/06/24	5,007,380
5,257,533	U.S. Renal Care, Inc., Term Loan B, 3 Mo. LIBOR + 4.25%, 1.00% Floor	6.64%	12/30/22	5,174,727
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2018 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Health Care Services (Continued)
$845,792	Verscend Technologies, Inc., Term Loan B, 1 Mo. LIBOR + 4.50%, 0.00% Floor	6.84%	08/27/25	$844,380
				39,890,789
	Health Care Supplies – 0.1%
408,670	ConvaTec, Inc., Term Loan B, 3 Mo. LIBOR + 2.25%, 0.75% Floor	4.64%	10/31/23	403,562
	Health Care Technology – 1.5%
5,418,260	Change Healthcare Holdings, Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.09%	03/01/24	5,348,581
	Hotels, Resorts & Cruise Lines – 0.1%
442,125	Four Seasons, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.34%	11/30/23	436,678
	Household Appliances – 0.9%
3,524,891	Traeger Grills (TGP Holdings III, LLC), Term Loan B, 3 Mo. LIBOR + 4.25%, 1.00% Floor	6.64%	09/25/24	3,445,581
	Household Products – 1.0%
654,883	Energizer Spinco, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.60%	06/30/25	638,511
1,004,025	Spectrum Brands, Inc., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.35%	06/23/22	991,474
1,334,529	Spectrum Brands, Inc., Term Loan B, 2 Mo. LIBOR + 2.00%, 0.00% Floor	4.33%-4.40%	06/23/22	1,317,848
753,019	Spectrum Brands, Inc., Term Loan B, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.59%	06/23/22	743,606
				3,691,439
	Human Resource & Employment Services – 1.1%
4,094,358	Tempo Acquisition, Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.34%	05/01/24	4,056,485
	Hypermarkets & Super Centers – 2.1%
7,686,131	BJ’s Wholesale Club, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.32%	02/03/24	7,634,865
	Independent Power Producers & Energy Traders – 0.5%
1,935,000	Calpine Corporation, New Term Loan B5, 3 Mo. LIBOR + 2.50%, 0.00% Floor	4.89%	01/15/24	1,896,571
	Industrial Conglomerates – 1.5%
103,999	Accudyne Industries, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.34%	08/18/24	102,353
4,677,967	Gardner Denver, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.09%	07/30/24	4,647,747
807,880	Messer Industries USA, Inc., Initial Term B-1, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.85%	09/30/25	795,261
				5,545,361
	Industrial Machinery – 0.3%
1,043,685	Douglas Dynamics, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.35%	12/31/21	1,039,771
	Insurance Brokers – 4.5%
6,537,219	Amwins Group, Inc., Term Loan B (First Lien), 1 Mo. LIBOR + 2.75%, 1.00% Floor	5.07%-5.09%	01/25/24	6,471,847

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2018 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Insurance Brokers (Continued)
$6,177	HUB International Limited, Term Loan B, 2 Mo. LIBOR + 3.00%, 0.00% Floor	5.36%	04/25/25	$6,061
2,458,332	HUB International Limited, Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.49%	04/25/25	2,412,238
2,123,253	National Financial Partners Corp. (NFP), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.34%	01/06/24	2,075,480
5,770,535	USI, Inc. (fka Compass Investors Inc.), Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.39%	05/15/24	5,619,059
				16,584,685
	Integrated Telecommunication Services – 1.3%
4,827,756	Century Link (Qwest), Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.09%	01/31/25	4,685,965
	Leisure Facilities – 1.5%
5,669,962	ClubCorp Club Operations, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	5.14%	09/18/24	5,468,678
	Life Sciences Tools & Services – 7.6%
2,134,184	Immucor, Inc., Term Loan B-3, 3 Mo. LIBOR + 5.00%, 1.00% Floor	7.39%	06/15/21	2,139,520
6,526,055	Ortho-Clinical Diagnostics Holdings Luxembourg, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.58%	05/31/25	6,356,769
9,750,650	Parexel International Corp., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.09%	09/27/24	9,458,130
3,606,347	Pharmaceutical Product Development, Inc. (PPDI), Term Loan B, 1 Mo. LIBOR + 2.50%, 1.00% Floor	4.84%	08/18/22	3,545,256
1,861,335	Quintiles IMS, Inc. (IQVIA), Term Loan B3, 3 Mo. LIBOR + 1.75%, 0.00% Floor	4.14%	06/15/25	1,839,241
4,584,874	Sotera Health Holdings, LLC (Sterigenics), Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.34%	05/15/22	4,534,440
				27,873,356
	Managed Health Care – 5.4%
15,428,493	Multiplan, Inc. (MPH), Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	5.14%	06/07/23	15,123,163
4,730,669	Versant Health (Wink Holdco, Inc.), Initial Term Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.34%	12/02/24	4,646,416
				19,769,579
	Metal & Glass Containers – 0.6%
1,701,867	Berlin Packaging, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.30%-5.35%	11/07/25	1,668,680
193,412	Berlin Packaging, LLC, Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.39%	11/07/25	189,640
179,107	Crown Americas, LLC, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.32%	04/03/25	178,631
				2,036,951
	Movies & Entertainment – 1.0%
379,900	AMC Entertainment, Inc., 2016 Incremental Term Loan, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.56%	12/15/23	373,966
274,833	AMC Entertainment, Inc., Initial Term Loan, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.56%	12/15/22	271,054
1,925,325	Cineworld Group PLC (Crown), Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.84%	02/05/25	1,887,897
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2018 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Movies & Entertainment (Continued)
$982,575	Creative Artists Agency, Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.30%	02/15/24	$974,390
				3,507,307
	Oil & Gas Equipment & Services – 0.1%
231,636	NorthRiver Midsteam Finance L.P. (Grizzly/Enbridge), Term Loan B, 3 Mo. LIBOR + 3.25%, 0.00% Floor	5.65%	09/30/25	228,624
	Oil & Gas Exploration & Production – 0.0%
166,667	Ascent Resources - Marcellus, LLC, EXIT Term Loan B, 1 Mo. LIBOR + 6.50%, 1.00% Floor	8.82%	03/30/23	166,667
	Oil & Gas Storage & Transportation – 0.4%
1,292,065	Lotus Midstream (Centurion Pipeline Company, LLC), Term Loan B, 3 Mo. LIBOR + 3.25%, 0.00% Floor	5.64%	09/30/25	1,294,494
	Other Diversified Financial Services – 7.8%
12,361,372	AlixPartners, LLP, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.09%	04/04/24	12,222,307
8,605,006	Duff & Phelps Corporation (Deerfield Dakota), Initial Term Loan, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.59%	02/13/25	8,484,535
1,585,579	Financial & Risk US Holdings, Inc. (Refinitiv), Initial Dollar Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor	6.09%	10/01/25	1,542,832
3,242,527	First Data Corporation, 2024A New Dollar Term Loan, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.32%	04/26/24	3,179,719
3,128,000	Wex, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.59%	07/01/23	3,099,504
				28,528,897
	Packaged Foods & Meats – 2.3%
2,680,776	Hostess Brands, LLC (HB Holdings), Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	4.59%	08/03/22	2,609,575
16,650	Hostess Brands, LLC (HB Holdings), Term Loan B, 2 Mo. LIBOR + 2.25%, 0.75% Floor	4.64%	08/03/22	16,208
3,912,760	Hostess Brands, LLC (HB Holdings), Term Loan B, 3 Mo. LIBOR + 2.25%, 0.75% Floor	4.78%	08/03/22	3,808,836
2,055,555	Post Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.32%	05/24/24	2,042,194
				8,476,813
	Paper Packaging – 3.5%
13,130,368	Reynolds Group Holdings, Inc., U.S. Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.09%	02/05/23	12,956,390
	Personal Products – 0.1%
277,959	Rodan & Fields, LLC, Term Loan B, 1 Mo. LIBOR + 4.00%, 0.00% Floor	6.31%	06/15/25	254,333
	Pharmaceuticals – 11.4%
1,682,692	Akorn, Inc., Loan, 1 Mo. LIBOR + 5.50%, 1.00% Floor	7.88%	04/16/21	1,407,572
19,159,651	Bausch Health Companies, Inc. (Valeant), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.31%	06/01/25	18,946,787
1,234,794	Catalent Pharma Solutions, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 1.00% Floor	4.59%	05/20/24	1,225,088
3,283,000	Concordia Healthcare, Dollar Term Loan, 1 Mo. LIBOR + 5.50%, 1.00% Floor	7.82%	09/06/24	3,167,570
7,252,739	Endo, LLC, Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75% Floor	6.63%	04/29/24	7,210,456
1,603,387	GoodRX, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.32%	10/15/25	1,592,692

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2018 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Pharmaceuticals (Continued)
$1,488,665	Grifols Worldwide Operations Limited, Tranche B Term Loan, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.47%	01/31/25	$1,475,639
5,094,142	Horizon Pharma, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.38%	03/29/24	5,038,972
965,970	Mallinckrodt International Finance S.A., 2017 Term Loan B, 3 Mo. LIBOR + 2.75%, 0.75% Floor	5.14%	09/24/24	922,202
966,019	Mallinckrodt International Finance S.A., 2018 Incremental Term Loan, 3 Mo. LIBOR + 3.00%, 0.75% Floor	5.62%	02/24/25	928,586
				41,915,564
	Research & Consulting Services – 1.8%
5,753,686	Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien), 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.59%	07/23/21	5,190,918
797,940	Advantage Sales & Marketing, Inc., Term Loan B2, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.59%	07/25/21	718,648
558,400	TransUnion, LLC, Term Loan B4, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.34%	06/30/25	553,018
				6,462,584
	Restaurants – 4.4%
630,405	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.57%	01/18/25	623,181
8,341,454	Portillo’s Holdings, LLC, Second Lien Term Loan, 3 Mo. LIBOR + 8.00%, 1.00% Floor	10.39%	08/15/22	8,258,039
7,425,139	Portillo’s Holdings, LLC, Term B Loan (First Lien), 3 Mo. LIBOR + 4.50%, 1.00% Floor	6.89%	08/02/21	7,415,857
				16,297,077
	Security & Alarm Services – 0.3%
1,185,013	Garda World Security Corporation, Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	5.82%	05/26/24	1,172,179
	Semiconductors – 0.5%
1,095,495	Microchip Technology, Initial Term Loan, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.35%	05/29/25	1,082,830
666,192	Western Digital Corporation, Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor	4.06%	04/29/23	646,207
				1,729,037
	Specialized Consumer Services – 2.9%
724,000	Asurion, LLC (fka Asurion Corporation), Second Lien Replacement B-2 Term Loan, 1 Mo. LIBOR + 6.50%, 0.00% Floor	8.84%	07/31/25	737,271
1,370,522	Asurion, LLC (fka Asurion Corporation), Term Loan B4, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.34%	08/04/22	1,356,817
3,660,526	Asurion, LLC (fka Asurion Corporation), Term Loan B6, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.34%	11/03/23	3,620,113
5,000,000	Asurion, LLC (fka Asurion Corporation), Term Loan B7, 1 Mo. LIBOR + 3.00%, 0.00% Floor	5.34%	11/03/24	4,943,750
				10,657,951
	Specialized Finance – 0.8%
3,080,604	Alliant Holdings I, LLC, Initial Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	5.06%	05/09/25	3,021,981
	Specialty Chemicals – 1.8%
1,135,333	Akzonobel Specialty Chemicals (Starfruit), Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.55%	10/01/25	1,118,303
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2018 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Specialty Chemicals (Continued)
$4,625,418	H.B. Fuller Company, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	4.30%	10/20/24	$4,552,197
1,082,905	MacDermid, Incorporated (Platform Specialty Products Corporation), Term Loan B6, 1 Mo. LIBOR + 3.00%, 1.00% Floor	5.34%	06/07/23	1,082,321
				6,752,821
	Specialty Stores – 0.6%
2,371,479	Toys “R” Us-Delaware, Inc., Term B-2 Loan, Prime Rate + 2.75%, 1.50% Floor (e) (f)	8.00%	05/25/18	1,154,128
1,926,651	Toys “R” Us-Delaware, Inc., Term B4 Loan, Prime Rate + 7.75%, 1.00% Floor (e) (f)	13.00%	04/25/20	963,325
				2,117,453
	Systems Software – 6.8%
892,867	Applied Systems, Inc., 1st Lien Term Loan, 3 Mo. LIBOR + 3.00%, 1.00% Floor	5.39%	09/13/24	881,707
511,161	Applied Systems, Inc., 2nd Lien Term Loan, 3 Mo. LIBOR + 7.00%, 1.00% Floor	9.39%	09/13/25	512,438
1,192,090	Avast Software B.V. (Sybil), Term Loan B, 3 Mo. LIBOR + 2.50%, 1.00% Floor	4.89%	09/30/23	1,180,539
3,853,346	BMC Software Finance, Inc. (Boxer Parent), Term Loan B, 3 Mo. LIBOR + 4.25%, 0.00% Floor	6.65%	10/02/25	3,800,362
3,126,727	Dynatrace, LLC, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.59%	08/22/25	3,115,001
3,636,947	Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	5.89%	06/13/24	3,512,891
3,283,520	Riverbed Technology, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.60%	04/24/22	3,151,260
2,908,001	SS&C European Holdings, S.a.r.l, Term Loan B-3, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.59%	04/16/25	2,835,824
1,107,591	SS&C European Holdings, S.a.r.l, Term Loan B-4, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.59%	04/16/25	1,080,101
1,762,032	SS&C European Holdings, S.a.r.l, Term Loan B-5, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.59%	04/16/25	1,714,122
808,790	SUSE (Marcel Lux IV SARL), Facility B1 USD, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.60%	09/30/25	803,736
2,403,762	Vertafore, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.59%	06/15/25	2,360,687
				24,948,668
	Technology Hardware, Storage & Peripherals – 3.4%
12,558,686	Dell International, LLC, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.75% Floor	4.35%	09/07/23	12,395,799
	Trading Companies & Distributors – 0.1%
317,491	Reece International Pty Ltd. (Hamilton), Term Loan B, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.40%	07/02/25	314,317
	Total Senior Floating-Rate Loan Interests			500,112,413
	(Cost $511,557,146)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) – 3.7%
	Auto Parts & Equipment – 0.3%
1,093,000	American Axle & Manufacturing, Inc.	6.63%	10/15/22	1,095,732

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Cable & Satellite – 0.4%
$1,000,000	CCO Holdings, LLC / CCO Holdings Capital Corp.	5.75%	01/15/24	$1,007,700
557,000	CSC Holdings, LLC (g)	5.50%	05/15/26	540,812
				1,548,512
	Health Care Facilities – 2.8%
1,000,000	Select Medical Corp.	6.38%	06/01/21	1,010,950
800,000	Tenet Healthcare Corp.	6.00%	10/01/20	818,200
5,776,000	Tenet Healthcare Corp. (g)	7.50%	01/01/22	5,999,820
2,136,000	Tenet Healthcare Corp.	8.13%	04/01/22	2,229,450
				10,058,420
	Health Care Services – 0.1%
438,000	DaVita, Inc.	5.13%	07/15/24	422,123
	Industrial Machinery – 0.1%
325,000	SPX FLOW, Inc. (g)	5.63%	08/15/24	315,250
	Total Corporate Bonds and Notes			13,440,037
	(Cost $13,438,332)
FOREIGN CORPORATE BONDS AND NOTES (c) – 0.4%
	Pharmaceuticals – 0.4%
1,601,000	Bausch Health Companies, Inc. (Valeant) (g)	5.27%	12/01/21	1,605,003
	(Cost $1,579,583)

Shares	Description	Value
COMMON STOCKS (c) – 0.9%
	Broadcasting – 0.1%
25,815	Cumulus Media New Holdings (d) (h)	387,225
	Electric Utilities – 0.7%
106,607	Vistra Energy Corp. (h)	2,503,132
	Oil & Gas Exploration & Production – 0.1%
119,734	American Energy Marcellus, Class A (h) (i)	354,233
3,699	Fieldwood Energy Equity (h) (i)	154,125
		508,358
	Total Common Stocks	3,398,715
	(Cost $3,357,338)
RIGHTS (c) – 0.0%
	Electric Utilities – 0.0%
106,607	Vistra Energy Corp. (h)	85,605
175,376	Vistra Energy Corp. Claim (h) (j) (k)	0
		85,605
	Life Sciences Tools & Services – 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust (h) (j) (k) (l)	0
1	New Millennium Holdco, Inc., Lender Claim Trust (h) (j) (k) (l)	0
		0
	Total Rights	85,605
	(Cost $178,763)
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2018 (Unaudited)
Shares	Description	Value
WARRANTS (c) – 0.0%
	Oil & Gas Exploration & Production – 0.0%
31,000	American Energy Marcellus First Lien Warrants (h)	$930
	(Cost $3,100)
MONEY MARKET FUNDS (c) – 2.2%
8,000,000	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 2.10% (m)	8,000,000
	(Cost $8,000,000)
	Total Investments – 143.7%	526,642,703
	(Cost $538,114,262) (n)
	Outstanding Loans – (42.6)%	(156,000,000)
	Net Other Assets and Liabilities – (1.1)%	(4,113,111)
	Net Assets – 100.0%	$366,529,592

(a)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	All of these securities are available to serve as collateral for the outstanding loans.
(d)	On June 4, 2018, Cumulus Media Holdings, Inc. completed a Bankruptcy Plan of Reorganization. In connection with the Plan of Reorganization, the Fund received a portion of a new exit term loan and a share of the newly issued common equity shares in the re-organized company.
(e)	This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.
(f)	This issuer has filed for protection in bankruptcy court.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At November 30, 2018, securities noted as such amounted to $8,460,885 or 2.3% of net assets.
(h)	Non-income producing security.
(i)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for the security is determined based on security-specific factors and assumptions, which require subjective judgment. At November 30, 2018, securities noted as such amounted to $508,358 or 0.1% of net assets.
(j)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At November 30, 2018, securities noted as such are valued at $0 or 0.0% of net assets.
(k)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(l)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(m)	Rate shown reflects yield as of November 30, 2018.
(n)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of November 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,056,991 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $12,528,550. The net unrealized depreciation was $11,471,559.

LIBOR	London Interbank Offered Rate

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2018 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 11/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$ 500,112,413	$ —	$ 500,112,413	$ —
Corporate Bonds and Notes*	13,440,037	—	13,440,037	—
Foreign Corporate Bonds and Notes*	1,605,003	—	1,605,003	—
Common Stocks:
Electric Utilities	2,503,132	2,503,132	—	—
Other industry categories*	895,583	—	895,583	—
Rights:
Electric Utilities	85,605	—	85,605	—**
Life Sciences Tools & Services	—**	—	—	—**
Warrants*	930	—	930	—
Money Market Funds	8,000,000	8,000,000	—	—
Total Investments	$ 526,642,703	$ 10,503,132	$ 516,139,571	$—**

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
Level 3 Rights are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. These values are based on unobservable and non-quantitative inputs.
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Assets and Liabilities
November 30, 2018 (Unaudited)
ASSETS:
Investments, at value (Cost $538,114,262)	$ 526,642,703
Cash	527,120
Receivables:
Interest	2,209,166
Investment securities sold	708,342
Prepaid expenses	7,688
Total Assets	530,095,019
LIABILITIES:
Outstanding loans	156,000,000
Payables:
Investment securities purchased	6,816,978
Investment advisory fees	320,592
Interest and fees on loans	170,057
Administrative fees	119,397
Legal fees	47,352
Audit and tax fees	41,582
Custodian fees	16,891
Shareholder reporting fees	12,588
Transfer agent fees	3,304
Trustees’ fees and expenses	2,807
Financial reporting fees	771
Other liabilities	13,108
Total Liabilities	163,565,427
NET ASSETS	$366,529,592
NET ASSETS consist of:
Paid-in capital	$ 403,582,854
Par value	266,970
Accumulated distributable earnings (loss)	(37,320,232)
NET ASSETS	$366,529,592
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$13.73
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	26,696,982

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Operations
For the Six Months Ended November 30, 2018 (Unaudited)
INVESTMENT INCOME:
Interest	$ 13,788,581
Dividends	20
Other	372,596
Total investment income	14,161,197
EXPENSES:
Investment advisory fees	1,948,951
Interest and fees on loans	2,201,704
Administrative fees	177,165
Shareholder reporting fees	51,364
Legal fees	43,510
Custodian fees	36,111
Audit and tax fees	31,932
Transfer agent fees	14,735
Listing expense	13,547
Trustees’ fees and expenses	8,275
Financial reporting fees	4,625
Other	2,072
Total expenses	4,533,991
NET INVESTMENT INCOME (LOSS)	9,627,206
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(2,534,948)
Net change in unrealized appreciation (depreciation) on investments	(5,967,059)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,502,007)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,125,199
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statements of Changes in Net Assets
	Six Months Ended 11/30/2018 (Unaudited)	Year Ended 5/31/2018
OPERATIONS:
Net investment income (loss)	$ 9,627,206	$ 18,615,034
Net realized gain (loss)	(2,534,948)	(4,502,205)
Net change in unrealized appreciation (depreciation)	(5,967,059)	(52,148)
Net increase (decrease) in net assets resulting from operations	1,125,199	14,060,681
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(9,610,913)
Net investment income		(18,612,204)
Return of capital	—	(1,730,896)
Total distributions to shareholders	(9,610,913)	(20,343,100)
Total increase (decrease) in net assets	(8,485,714)	(6,282,419)
NET ASSETS:
Beginning of period	375,015,306	381,297,725
End of period	$ 366,529,592	$ 375,015,306
Accumulated net investment income (loss) at end of period		$92,009
COMMON SHARES:
Common Shares at end of period	26,696,982	26,696,982

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Cash Flows
For the Six Months Ended November 30, 2018 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$1,125,199
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(283,668,355)
Sales, maturities and paydown of investments	282,991,774
Net amortization/accretion of premiums/discounts on investments	9,883
Net realized gain/loss on investments	2,534,948
Net change in unrealized appreciation/depreciation on investments	5,967,059
Changes in assets and liabilities:
Increase in interest receivable	(220,345)
Increase in prepaid expenses	(4,645)
Decrease in interest and fees payable on loans	(11,078)
Decrease in investment advisory fees payable	(14,126)
Decrease in audit and tax fees payable	(25,068)
Increase in legal fees payable	14,016
Decrease in shareholder reporting fees payable	(15,524)
Increase in administrative fees payable	11,119
Increase in custodian fees payable	4,994
Increase in transfer agent fees payable	1,254
Increase in Trustees’ fees and expenses payable	93
Increase in financial reporting fees payable	1
Increase in other liabilities payable	9,663
Cash provided by operating activities		$8,710,862
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(9,610,913)
Repayment of borrowings	(60,000,000)
Proceeds from borrowings	61,000,000
Cash used in financing activities		(8,610,913)
Increase in cash		99,949
Cash at beginning of period		427,171
Cash at end of period		$527,120
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$2,212,782
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 11/30/2018 (Unaudited)	Year Ended May 31,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 14.05	$ 14.28	$ 14.03	$ 14.71	$ 14.95	$ 15.14
Income from investment operations:
Net investment income (loss)	0.36	0.70	0.78	0.83	0.87	0.84
Net realized and unrealized gain (loss)	(0.32)	(0.17)	0.30	(0.63)	(0.27)	(0.08)
Total from investment operations	0.04	0.53	1.08	0.20	0.60	0.76
Distributions paid to shareholders from:
Net investment income	(0.36)	(0.70)	(0.78)	(0.88)	(0.84)	(0.95)
Return of capital	—	(0.06)	(0.05)	—	—	—
Total distributions paid to Common Shareholders	(0.36)	(0.76)	(0.83)	(0.88)	(0.84)	(0.95)
Premiums from shares sold in at the market offering	—	—	—	—	—	0.00 (a)
Net asset value, end of period	$13.73	$14.05	$14.28	$14.03	$14.71	$14.95
Market value, end of period	$11.85	$12.99	$13.62	$13.05	$13.77	$14.00
Total return based on net asset value (b)	0.54%	4.24%	7.99%	2.36%	4.68%	5.35%
Total return based on market value (b)	(6.14)%	1.05%	10.89%	1.56%	4.64%	(2.82)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 366,530	$ 375,015	$ 381,298	$ 374,685	$ 392,699	$ 399,021
Ratio of total expenses to average net assets	2.42% (c)	2.17%	2.06%	1.79%	1.69%	1.80%
Ratio of total expenses to average net assets excluding interest expense	1.24% (c)	1.26%	1.33%	1.27%	1.28%	1.36%
Ratio of net investment income (loss) to average net assets	5.14% (c)	4.94%	5.47%	5.98%	5.96%	5.60%
Portfolio turnover rate	28%	101%	116% (d)	43%	63%	90%
Indebtedness:
Total loans outstanding (in 000’s)	$ 156,000	$ 155,000	$ 146,000	$ 137,000	$ 159,000	$ 174,000
Asset coverage per $1,000 of indebtedness (e)	$ 3,350	$ 3,419	$ 3,612	$ 3,735	$ 3,470	$ 3,293

(a)	Amount represents less than $0.01 per share.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	The variation in portfolio turnover rate is due to a significant increase in the refinancing of the Senior Floating-Rate Loan Interests held by the Fund during the year ended May 31, 2017.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2018 (Unaudited)
1. Organization
First Trust Senior Floating Rate Income Fund II (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FCT on the New York Stock Exchange (“NYSE”).
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”)(1). Under normal market conditions, at least 80% of the Fund’s Managed Assets are generally invested in lower grade debt instruments. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower/issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2018 (Unaudited)
3)	the type, size and cost of the security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2018 (Unaudited)
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2018, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the life of each respective borrowing.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At November 30, 2018, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had no unfunded loan commitments as of November 30, 2018.
D. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2018 (Unaudited)
The tax character of distributions paid by the Fund during the fiscal year ended May 31, 2018, was as follows:
Distributions paid from:
Ordinary income	$18,612,204
Capital gains	—
Return of capital	1,730,896
As of May 31, 2018, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(23,273,523)
Net unrealized appreciation (depreciation)	(5,560,995)
Total accumulated earnings (losses)	(28,834,518)
Other	—
Paid-in capital	403,849,824
Total net assets	$375,015,306
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At May 31, 2018, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to Fund shareholders.
Capital Loss Available Through 2019	Post-Effective (No Expiration)	Total Capital Loss Available
$ 4,665,052	$ 15,206,373	$ 19,871,425
At the taxable year ended May 31, 2018, the Fund had $68,278,827 of pre-enactment capital loss carryforward that expired.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2018, the Fund incurred and elected to defer net ordinary and capital losses as follows:
Qualified Late Year Losses:
Ordinary Losses	$ —
Capital Losses	3,402,098
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of November 30, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2018 (Unaudited)
F. Expenses
The Fund will pay all expenses directly related to its operations.
G. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended November 30, 2018, were $161,462,918 and $144,070,533, respectively.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2018 (Unaudited)
5. Borrowings
The Fund has a credit agreement with The Bank of Nova Scotia (“Scotia”) that provides a secured line of credit for the Fund. The maximum commitment amount is $170,000,000. The borrowing rate is the applicable LIBOR rate plus 85 basis points. Under the credit agreement, the Fund pays a commitment fee of 0.25% when the loan balance is less than 75% of the maximum commitment. The average amount outstanding under the facility for the six months ended November 30, 2018 was $144,595,628, with the average weighted average interest rate of 2.99%. As of November 30, 2018, the Fund had five loans outstanding under the facility totaling $156,000,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates during the six months ended November 30, 2018 were 3.20% and 2.76%, respectively. The weighted average interest rate at November 30, 2018 was 3.16%. The interest and fees are included in “Interest and fees on loans” on the Statement of Operations.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Litigation
The Fund has been named as a defendant in litigation pending in the Bankruptcy Court for the Southern District of New York as part of the General Motors bankruptcy case. The plaintiff, the Motors Liquidation Company Avoidance Action Trust, is an entity formed under the bankruptcy plan of reorganization to prosecute “avoidance” actions such as preference actions. The lawsuit arises from years of ancillary litigation concerning whether the former holders of a term loan to General Motors (“GM”), for which JP Morgan acted as agent, lost their lien on GM collateral when a Uniform Commercial Code release was mistakenly filed terminating their interest in certain collateral securing the term loan. On January 21, 2015, the federal appeals court in New York ruled that the term lenders’ collateral interest was, indeed, terminated.
By virtue of the federal appellate court’s decision, all of the former holders of the term loan, including the Fund, are now being sued in the bankruptcy court in New York for the avoidance and return of certain payments they received both before and after the GM bankruptcy filing. The bankruptcy court lawsuit is premised on the assertion that the term lenders received payments on account of their status as fully secured creditors when in fact they should not have received the payments because they were not in fact secured.
The Fund was first served following the filing of the First Amended Complaint on May 20, 2015. The payments which were received by the Fund in 2009 and which the plaintiff seeks to recover from the Fund total $8,057,298. The Fund has engaged counsel to assist with its defense of this matter. Based on the current status of the litigation, the Fund cannot predict the outcome of the litigation at this time or the impact to Fund net assets, if any.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2018 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2018 (Unaudited)
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 10, 2018. At the Annual Meeting, Niel B. Nielson was elected by the Common Shareholders of the First Trust Senior Floating Rate Income Fund II as Class II Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2021. The number of votes cast in favor of Mr. Nielson was 24,999,351, the number of votes against Mr. Nielson was 311,049, and the number of broker non-votes was 1,386,582. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, and Robert F. Keith are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector. Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.
Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale, or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2018 (Unaudited)
cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.
LIBOR Risk. In 2012, regulators in the United States and the United Kingdom alleged that certain banks, including some banks serving on the panel for U.S. dollar LIBOR, engaged in manipulative acts in connection with their submissions to the British Bankers Association. Manipulation of the LIBOR rate-setting process would raise the risk to the Fund of being adversely impacted if the Fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to the recency of this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Pre-payment Risk. Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Risks Associated with Investments in Distressed Issuers. The Fund may invest in instruments of distressed issuers, including firms that have defaulted on their debt obligations and/or filed for bankruptcy protection. Investing in such investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” value. These investments are highly speculative with respect to the issuer’s ability to continue to make interest payments and/or to pay its principal obligations in full; can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations; and, for issuers involved in a bankruptcy proceeding, can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement.
Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition,

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2018 (Unaudited)
loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.
Senior Loan Risk. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.
Valuation Risk. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund. Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.
Investment Management Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Senior Floating Rate Income Fund II (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor; and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments and considered the background and experience of the members of the Leveraged Finance Investment Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2018 (Unaudited)
that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable under the Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them; and (iii) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was below the median of the Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to that of two benchmark indexes. In reviewing the Fund’s performance as compared to the performance of the Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Peer Group average for the three-year period ended December 31, 2017 but underperformed the Peer Group average for the one- and five-year periods ended December 31, 2017. The Board also noted that the Fund outperformed both benchmark indexes for the three- and five-year periods ended December 31, 2017 but underperformed both benchmark indexes for the one-year period ended December 31, 2017. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2017 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund, and the ongoing oversight by the Board, the Board concluded that the advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with its management of the Fund’s portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

 Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Senior Floating Rate Income Fund II
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 1, 2019
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 1, 2019

* Print the name and title of each signing officer under his or her signature.